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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-47006, 33-64890 and 33-65000 of Carlisle Plastics, Inc. on Form S-8 of our report dated February 9, 1994, appearing in this Annual Report on Form 10-K of Carlisle Plastics, Inc. for the year ended December 31, 1993.

DELOITTE & TOUCHE

Boston, Massachusetts

February 18, 1994

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